                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                             ----------------------


                                    FORM 8-K


                             ----------------------




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  November 14, 1994
                                                      ---------------------


                             DART GROUP CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    Delaware                               0-1946                         53-0242973
        -------------------------------                 ------------                 -------------------
         (State or other jurisdiction                   (Commission                     (IRS Employer
               of incorporation)                        File Number)                 Identification No.)




                 3300 75th Avenue, Landover, Maryland                               20785
               ----------------------------------------                          ----------
               (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code (301) 731-1200
                                                         ---------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                 The total number of sequentially numbered pages is 10.

                 The exhibit index appears on page 3.

Item 1.  Changes in Control of Registrant.

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         On November 14, 1994, the Court of Chancery of the State of Delaware entered a Memorandum Opinion denying plaintiff Ronald S. Haft's motion for summary judgment in Ronald S. Haft v. Dart Group Corporation, Del. Ch. 13736 (filed September 12, 1994). Separately, the Court has scheduled a trial of this case in March 1995. The Memorandum Opinion is included as an exhibit to this report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         Exhibit 99(c): Memorandum Opinion entered on November 14, 1994 by the Court in Ronald S. Haft v. Dart Group Corporation, Del. Ch. 13736 (filed September 12,
                          1994).



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DART GROUP CORPORATION


                                        By:  /s/ RONALD T. RICE
                                             ------------------------------
                                             Ronald T. Rice
                                             Assistant Vice President/Controller


Date:  November 16, 1994





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                                 EXHIBIT INDEX


Exhibit                                                           Sequential
  No.                      Description                            Page Number
- -------                    -----------                            -----------
 99(c)               Memorandum Opinion entered on November            4
                     14, 1994 by the Court in Ronald S. Haft
                     v. Dart Group Corporation, Del. Ch.
                     13736 (filed September 12, 1994).





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